united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 8/31

Date of reporting period: 8/31/19

Item 1. Reports to Stockholders.

Hundredfold Select Alternative Fund
ANNUAL REPORT
August 31, 2019

Service Class (SFHYX)
Investor Class (HFSAX)

1-855-582-8006

www.HundredfoldSelect.com

Distributed by Ceros Financial Services, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.HundredfoldSelect.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

October 22, 2019

Dear Shareholders:

This annual report for the Hundredfold Select Alternative Fund (HFSAX Investor Class and SFHYX Service Class) encompasses the period from September 1, 2018 – August 31, 2019.

The Hundredfold Select Alternative Fund Investor Class Shares returned 2.95%, for the period, while the Bloomberg Barclays Aggregate Bond Index increased by 10.17%. The Standard & Poor’s 500 Total Return Index rose by 2.92%. The Hundredfold Select Alternative Fund Service Class Shares returned 2.01% for the period.

This Fund utilizes various investment strategies involving multiple classes of bonds, commodity futures long/short strategies, and some stock holdings to diversify risk, and seeks positive non-correlated returns.

In January, the Federal Reserve signaled a more dovish monetary policy, propelling a market rebound. Economically-sensitive fixed income and equities led the way higher while many of the interest-sensitive fixed income sectors also moved higher but were less robust. The Fund rapidly expanded exposure, which set the stage for only minor adjustments in February. Positions were further increased in the high yield area with very little adjustments in other bond classes. Equity exposure was increased within portfolio model limits.

Most fixed income classes continued higher in March with the exception of floating rate instruments. Interest- sensitive and economically-sensitive areas often trend in opposite directions but that was not the case for this period. Concerns over a global economic slowdown attracted investors toward US Treasuries and investment grade corporate bonds. Despite some soft patches, the US economy continued to display strength, enough to maintain demand for economically-areas such as high yield. The decline in interest rates during the month, however, had investors shunning floating rate instruments, not for default reasons, but for fears that a rising rate environment had been postponed, no longer making this area as attractive.

Economically-sensitive fixed income classes continued higher in April. Interest-sensitive areas were mixed as corporate bonds gained ground modestly, and US Treasury bonds eased lower. As investor fears over trade and other factors that could lead to an economic slowdown subsided, some of the risk-on bond classes recovered. Floating rate instruments also reversed course after their March weakness, even outpacing the favorable trend in high yield bonds. As this relative strength change took place, the Fund increased its investments in floating rate instruments and modestly trimmed its positions in high yield bonds.

As investors appeared to become less optimistic for a resolution in the US-China trade dispute in the near-term, risk-off, interest-sensitive bond classes accelerated higher in May while risk-on, economically sensitive issues lost ground. The Fund rapidly decreased investments in floating rate and aggressively reduced high yield exposure after having trimmed in the previous months. Equities play a smaller role within the fund and exposure was decreased as the technical health of the equity market deteriorated.

In June, fears of a global slowdown spread to the point of getting the attention of the Federal Reserve who stated they would “act as appropriate to sustain the expansion” interpreted by investors as being open to interest rate cuts if the data supported such a decision. Mere mention of economic uncertainties supported US Treasuries and investment grade bonds. Most economically-sensitive bond groups, however, performed well during the month after stumbling in May. With falling bond yields in June, floating rate bank loan instruments remained relatively stagnant, not participating in the broader bond rally. The Fund rapidly increased exposure to high yield bonds while maintaining a wait-and-see stance toward floating rate. Emerging market bonds were added to modestly boost the bond/other category.

In additional to summer low volumes in July, investors’ hesitation resulted in choppy price action in the bond and equity markets. Employment and GDP remained bright spots in the domestic economic data while manufacturing data came in light, but still above a contraction level. Many would consider this only a mild concern but when added to increased concerns of a foreign economic slowdown, risk-averse investors were able to keep bids under US Treasuries and other interest-sensitive bonds. Economically-sensitive bonds moved generally sideways, consolidating after the June gains. Very few adjustments in interest-sensitive and economically-sensitive bond holdings were made in the Fund.

A rate cut by the Federal Reserve in late July sparked a rally in US Treasuries and other risk-off fixed income classes such as mortgage-backed and municipal bonds. While some economic reports indicated some soft patches, it was debatable whether a recession was on the horizon. Economically-sensitive fixed income classes such as high yield experienced heightened volatility during August, pulling back early in the month, choppy probing for support mid-month, and a recovery later in the month. Floating rate instruments continued to lag as interest rates moved lower. The Fund quickly reduced its investments in high-yield securities early in the month, though modest tactical positions were added after signs of stabilization were detected. Very few adjustments in interest-sensitive holdings were needed in the Fund outside of shorter-term tactical trades. Throughout most of the period, volatility within commodities and currencies allowed for opportunistic trades on the long and short sides, highlighted by strength in gold as well as oil.

We thank you for your investment in the Hundredfold Select Fund.

Please visit the website http://www.hundredfoldselect.com at any time for information on the Fund.

Hundredfold Advisors, LLC	Advisors Preferred, LLC

Sub-advisor to the Fund	Advisor to the Fund

Hundredfold Select Alternative Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures* for the periods ending August 31, 2019, compared to its benchmarks:

		Average Annual Total Return
				Since	Since
				Inception	Inception
	1 Year	5 Year	10 Year	September 1, 2004	October 24, 2012
Hundredfold Select Alternative Fund - Service Class	2.01%	3.82%	6.18%	5.39%	N/A
Hundredfold Select Alternative Fund - Investor Class	2.95%	4.76%	N/A	N/A	5.29%
Bloomberg Barclays U.S Aggregate Bond Index **	10.17%	3.35%	3.91%	4.26%	2.87%
S&P 500 Total Return Index ***	2.92%	10.11%	13.45%	8.94%	13.60%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s annual operating expenses without acquired fund fees and expenses are 2.45% for the Service Class and 1.55% for the Investor Class per the August 9, 2019, prospectus. The Fund’s total annual operating expenses are 2.90% for the Service Class and 2.00% for the Investor Class per the August 9, 2019, prospectus. For performance information current to the most recent month-end, please call 1-855-582-8006.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Top Holdings *	% of Net Assets
Mutual Funds:
Debt Funds	24.2%
Short-Term Investments	66.2%
Assets in Excess of Liabilities	9.6%
Total	100.0%

* The Top Holdings detailed does not include derivative exposure.

Please refer to the Consolidated Schedule of Investments in this Annual report for a detailed analysis of the Fund’s holdings.

Hundredfold Select Alternative Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
August 31, 2019

Shares		Fair Value
	MUTUAL FUNDS -24.2%
	DEBT FUNDS - 24.2%
734,591	Nuveen High Yield Municipal Bond Fund - Class I	$13,325,479
	TOTAL MUTUAL FUNDS (Cost - $12,799,796)	13,325,479

	SHORT-TERM INVESTMENTS - 66.2%
	MONEY MARKET FUND - 66.2%
17,865,939	Fidelity Investments Money Market Funds - Government Portfolio, Class I - 2.00% (a)	17,865,939
395,080	First American Government Obligations Fund - Money Market Portfolio - Class X - 2.03% (a)+	395,080
17,865,939	First American Government Obligations Fund - Money Market Portfolio - Class Z - 1.99% (a)	17,865,939
	TOTAL SHORT-TERM INVESTMENTS (Cost - $36,126,958)	36,126,958

	TOTAL INVESTMENTS - 90.4% (Cost - $48,926,754)	$49,452,437
	ASSETS IN EXCESS OF LIABILITIES- 9.6%	5,596,469
	NET ASSETS - 100.0%	$55,048,906

(a)	Variable rate security; the rate shown represents the seven day effective yield at August 31, 2019.

FUTURES CONTRACTS

					Unrealized
			Notional Value at August		Appreciation /
Number of Contracts	Open Long Future Contracts	Counterparty	31, 2019	Expiration	(Depreciation)
38	E-mini S&P 500 Future	ADM Investor Services	$5,557,120	September-19	$95
27	Gold 100 OZ Future +	ADM Investor Services	4,129,380	December-19	(60,130)
85	MSCI Emerging Markets Index Future	ADM Investor Services	4,182,000	September-19	35,695
37	NASDAQ 100 E-Mini Future	ADM Investor Services	5,691,155	September-19	138,020
	TOTAL LONG FUTURES CONTRACTS				$113,680

			Notional Value at August		Unrealized
Number of Contracts	Open Short Future Contracts	Counterparty	31, 2019	Expiration	(Depreciation)
17	U.S. Treasury Long Bond Future	ADM Investor Services	$2,809,250	December-19	$(3,187)
	TOTAL SHORT FUTURES CONTRACTS				$(3,187)

LONG EQUITY SWAPS CONTRACTS

		Notional Value				Unrealized
	Number of	at August 31,		Termination		Appreciation/
Reference Entity	Shares	2019	Interest Rate Payable **	Date	Counterparty	Depreciation
AlphaCentric Income Opportunities Fund	1,167,999	$14,635,027	3-Mth USD_LIBOR plus 125 bps	6/30/2022	Barclays	$303,979
iShares iBoxx High Yield Bond ETF	64,300	5,604,388	1-Mth USD_LIBOR plus 55 bps	4/22/2020	Credit Suisse	61,109
SPDR Barclays High Yield Bond ETF	50,500	5,494,905	1-Mth USD_LIBOR plus 55 bps	4/22/2020	Credit Suisse	(4,218)
Totals						$360,870

OPEN CREDIT DEFAULT SWAP AGREEMENTS - PROTECTION SOLD: (CENTRALLY CLEARED) (1)

				Implied Credit (2)			Amortized
			Fixed Deal	Spread at August	Notional Value at (3)		Upfront	Unrealized
Reference Entity	Counter Party	Termination Date	(Pay) Rate	31, 2019	August 31, 2019	Fair Value	Payments Paid	Appreciation
CDX HY 3 2 Year Index	Credit Suisse	6/20/2024	5.00%	3.40%	$10,890,000	$839,737	$721,789	$117,948

+	All or portion of this investment is a holding of the Hundredfold Select Alternative Fund Limited (HFSA Fund Limited).

**	Interest rate is based upon current notional amounts, which may be a multiple of the number of shares plus a specified spread.

(1)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and receive the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)	For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period and will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a great likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)	For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive if a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the market CDX High Yield 30 year index.

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
August 31, 2019

Assets:
Investment securities:
At cost	$48,926,754
At value	$49,452,437
Cash	2,770,000
Deposits with brokers for futures	1,536,949
Net upfront payments on credit default swaps	721,789
Net unrealized appreciation on futures	110,493
Unrealized appreciation on swap contracts	483,036
Receivable:
Dividends and Interest	183,286
Fund shares sold	12,400
Prepaid expenses and other assets	6,292
Total Assets	55,276,682

Liabilities:
Due to broker - variation margin on swaps	25,185
Unrealized depreciation on swaps	4,218
Payables:
Fund shares redeemed	81,292
Investment advisory fees	47,036
Distributions (12b-1) fees - Service Class	47,279
Related parties	22,766
Total Liabilities	227,776

Net Assets	$55,048,906

Net Assets Consist of:
Paid in Capital	$53,320,353
Accumulated Earnings	1,728,553
Net Assets	$55,048,906

Net Asset Value Per Share Service Class Shares:
Net Assets	$42,558,653
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,959,302
Net asset value, (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$21.72

Investor Class Shares:
Net Assets	$12,490,253
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	547,129
Net asset value, (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$22.83

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended August 31, 2019

Investment Income:
Dividend income	$1,068,338
Interest income	459,561
Total Investment Income	1,527,899

Expenses:
Investment advisory fees	549,262
Distribution (12b-1) fees - Service Class	412,591
Operating services fees	247,168
Shareholder servicing fees - Investor Class	13,667
Net Operating Expenses	1,222,688

Net Investment Income	305,211

Realized and Unrealized Gain (Loss) on Investments, Futures and Swaps
Net realized gain (loss) from:
Investments	793,518
Futures	(792,743)
Swaps	928,383
929,158
Net change in unrealized appreciation (depreciation) on:
Investments	(277,083)
Futures	(188,891)
Swaps	448,702
(17,272)

Net Realized and Unrealized Gain on Investments, Futures and Swaps	911,886

Net Increase in Net Assets Resulting From Operations	$1,217,097

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2019	August 31, 2018
Operations:
Net investment income (loss)	$305,211	$(121,911)
Net realized gain from investments, futures and swaps	929,158	2,405,464
Net change in unrealized depreciation on investments, futures and swaps	(17,272)	(96,859)
Net Increase in Net Assets Resulting From Operations	1,217,097	2,186,694

Distributions to Shareholders from:
Net investment income:
Service Class	—	(946,701)
Investor Class	—	(452,114)
Net realized gains:
Service Class	—	(2,685,770)
Investor Class	—	(915,441)
Total Distributions Paid*	—	—
Service Class	(1,038,046)	—
Investor Class	(400,423)	—
Total Distributions to Shareholders	(1,438,469)	(5,000,026)

Capital share transactions:
Proceeds from shares sold:
Service Class	6,215,809	9,384,368
Investor Class	6,094,070	12,420,564
Net asset value of shares issued in reinvestment of distributions:
Service Class	986,402	3,387,259
Investor Class	159,457	728,278
Payments for shares redeemed
Service Class	(4,589,388)	(9,892,010)
Investor Class	(7,813,432)	(11,172,744)
Total Increase in Net Assets From Shares of Beneficial Interest	1,052,918	4,855,715

Total Increase in Net Assets	831,546	2,042,383

Net Assets:
Beginning of Year	54,217,360	52,174,977
End of Year**	$55,048,906	$54,217,360

* Distributions from net investment income and net realized capital gains are combined for the year ended August 31, 2019. See “Recent Accounting Pronouncements and Reporting Updates” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended August 31, 2018 have not been reclassified to conform to the current period’s presentation.

** Net Assets- End of Year includes distributions in excess of net investment loss of $59,271 as of August 31, 2018.

Share Activity
Service Class:
Shares Sold	287,277	427,815
Shares issued in reinvestment of Distributions	46,674	154,859
Shares Redeemed	(212,941)	(447,817)
Net Increase in Shares of Beneficial Interest Outstanding	121,010	134,857

Share Activity
Investor Class:
Shares Sold	269,415	537,376
Shares issued in reinvestment of Distributions	7,115	31,841
Shares Redeemed	(342,274)	(488,822)
Net increase (decrease) in Shares of Beneficial Interest Outstanding	(65,744)	80,395

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Service Class
	Year Ended August 31,
	2019	2018	2017		2016		2015
	(Consolidated)	(Consolidated)
Net asset value, beginning of year	$21.86	$23.10	$22.50		$21.58		$23.62
Income (loss) from investment operations:
Net investment income (loss) (1)	0.07	(0.10)	0.14		0.00		0.01
Net realized and unrealized gain (loss) on investments	0.35	0.99	1.69		1.07		(0.08)
Total from investment operations	0.42	0.89	1.83		1.07		(0.07)
Less distributions from:
Net investment income	(0.09)	(0.53)	(0.78)		(0.05)		—
Net realized gains	(0.47)	(1.60)	(0.45)		(0.10)		(1.97)
Total distributions	(0.56)	(2.13)	(1.23)		(0.15)		(1.97)
Net asset value, end of year	$21.72	$21.86	$23.10		$22.50		$21.58
Total return (2)	2.01%	4.03%	8.49	% (3)	5.00	% (3)	(0.22)%
Net assets, at end of year (000s)	$42,559	$40,192	$39,349		$38,520		$47,492
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (4)	2.45%	2.45%	2.45%		2.45%		2.45%
Ratio of net investment income (loss) to average net assets (4,5)	0.33%	(0.47)%	0.60%		0.01%		0.04%
Portfolio Turnover Rate (6)	488%	505%	419%		358%		418%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each year.

(2)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

(3)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Investor Class
	Year Ended August 31,
	2019	2018	2017		2016		2015
	(Consolidated)	(Consolidated)
Net asset value, beginning of year	$22.88	$24.09	$23.57		$22.65		$24.49
Income (loss) from investment operations:
Net investment income (1)	0.29	0.09	0.36		0.17		0.19
Net realized and unrealized gain (loss) on investments	0.36	1.04	1.76		1.16		(0.06)
Total from investment operations	0.65	1.13	2.12		1.33		0.13
Less distributions from:
Net investment income	(0.23)	(0.74)	(1.15)		(0.31)		—
Net realized gains	(0.47)	(1.60)	(0.45)		(0.10)		(1.97)
Total distributions	(0.70)	(2.34)	(1.60)		(0.41)		(1.97)
Net asset value, end of year	$22.83	$22.88	$24.09		$23.57		$22.65
Total return (2)	2.95%	4.94%	9.48	% (3)	5.98	% (3)	0.65%
Net assets, at end of year (000s)	$12,490	$14,026	$12,826		$31,641		$28,704
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (4)	1.55%	1.55%	1.55%		1.55%		1.55%
Ratio of net investment income to average net assets (4,5)	1.24%	0.40%	1.52%		0.73%		0.82%
Portfolio Turnover Rate (6)	488%	505%	419%		358%		418%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each year.

(2)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

(3)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2019

1.	ORGANIZATION

The Hundredfold Select Alternative Fund (the “Fund”) is a diversified series of Advisors Preferred Trust, a Delaware statutory trust (the “Trust”) organized on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers Service Class Shares and Investor Class Shares with commencement of operations on September 1, 2004 and October 24, 2012, respectively. The Fund was reorganized on August 9, 2019 from a predecessor fund to a series of Advisors Preferred Trust, a Delaware statutory trust.

Each class represents an interest in the same assets of the respective Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution and shareholding servicing fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The Fund seeks a moderate total rate of return (income plus capital appreciation) on an annual basis, by investing primarily in any combination of equity and fixed-income securities based on market conditions, trends and expectations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board’s (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

a) Investment Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the mean price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices. Financial futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Investments in open-end investment companies are valued at net asset value. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Exchange listed swaps shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Credit default swaps are valued by a pricing agent covering the specific type of swap. Certain credit default swaps (“CDS”) and credit indices are valued independently by Markit; or if no valuation is available from a pricing agent, at the price received from the broker-dealer/counterparty that issued the swap. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

b) Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor and/or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor and/or sub advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2019

which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor and/or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by each Fund will not change.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that each Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2019 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments
Mutual Fund	$13,325,479	$—	$—	$13,325,479
Short-Term Investments	36,126,958	—	—	36,126,958
Total Investments	$49,452,437	$—	$—	$49,452,437
Derivatives
Future Contracts	$173,810	$—	$—	$173,810
Swap Contracts	—	483,036	—	483,036
Total Derivatives	$173,810	$483,036	$—	$656,846
Total Assets	$49,626,247	$483,036	$—	$50,109,283
Liabilities
Derivatives
Future Contracts	$63,317	$—	$—	$63,317
Swap Contracts	—	$4,218	$—	4,218
Total	$63,317	$4,218	$—	$67,535

The Fund did not hold any Level 3 securities during the current period ended.

*	Refer to the Consolidated Schedule of Investments for classification by asset class.

Consolidation of Subsidiaries – HFSA Fund Limited

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Hundredfold Select Alternative Fund include the accounts of HFSA Fund Limited, a wholly owned and controlled subsidiary. HFSA Fund Limited is a closed-end fund incorporated as an exempted company under the companies’ law of the Cayman Islands on June 19, 2018 and is a controlled foreign corporation for tax purposes. All inter-company accounts and transactions have been eliminated in consolidation.

The Hundredfold Select Alternative Fund may invest up to 5% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

	Inception Date of	CFC Net Assets as of	% of Net Assets as of
	CFC	August 31, 2019	August 31, 2019
HFSA Fund Limited	6/19/2018	$ 1,193,469	2.2%

c) Swap Contracts – The Fund is subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing its investment objectives. The Fund may enter into various swap transactions, such as total return swaps and portfolio swaps for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Most equity swap agreements entered into by the Fund calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund has been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2019

segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

The Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Fund will typically enter into equity swap agreements in instances where the Advisor believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The Fund may enter into credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Fund may enter into Interest Rate Swaps. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if a Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The Fund collateralizes swap agreements with cash and certain securities, if indicated on the Consolidated Schedule of Investments. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Fund are regularly collateralized either directly with the Fund or in a segregated account at the Custodian.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the advisor. The financial statements of these counterparties are available by accessing the SEC’s website, at www.sec.gov.

d) Stock Index Futures Contracts and Options on Futures Contracts – The Fund may purchase and sell stock index futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates, commodities or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

e) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2019

underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Fund designates all cash, cash equivalents and liquid securities as collateral for futures contracts and options on futures contracts.

f) Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

g) Security Transactions and Related Income – Investment transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Upfront payments on Credit Default Swaps are amortized over the life of the contract.

h) Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

i) Federal Income Taxes – The Fund continues to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income tax. No provision for federal income taxes has been made.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended August 31, 2016 through August 31, 2018, or expected to be taken in the Fund’s August 31, 2019 year-end tax returns.

j) Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income on ex-date and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

k) Indemnifications – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended August 31, 2019, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) amounted to $116,453,471 and $124,027,036, respectively.

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. For the year ended August 31, 2019, the Fund invested in futures and swaps contracts.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2019

At August 31, 2019, the fair value of derivatives instruments was as follows:

Asset/Liability derivatives
	Commodity risk	Credit risk	Equity risk	Interest risk	Total
Swap Contracts [1]	$—	$117,948	$360,870	$—	$478,818
Futures [2]	(60,130)	—	173,810	(3,187)	110,493
Total	$(60,130)	$117,948	$534,680	$(3,187)	$589,311

1.	Consolidated Statement of Assets and Liabilities location: Unrealized appreciation on swaps contracts.

2.	Consolidated Statement of Assets and Liabilities location: Net unrealized appreciation on futures.

Transactions in derivative instruments during the year ended August 31, 2019, were as follows:

	Currency risk	Equity risk	Credit risk	Commodity risk	Interest Risk	Total
Realized gain (loss)[3]
Futures contracts	$27,194	$(1,342,578)	$—	$522,641	$—	$(792,743)
Swap contracts	—	609,353	319,030	—	—	928,383
Total realized gain (loss)	$27,194	$(733,225)	$319,030	$522,641		$135,640
Change in unrealized appreciation (depreciation)[4]
Futures contracts	$—	$(70,234)	$—	$(115,470)	$(3,187)	$(188,891)
Swap contracts	—	696,607	(247,905)	—	—	448,702
Total change in unrealized appreciation (depreciation)	$—	$626,373	$(247,905)	$(115,470)	$—	$259,811

3.	Consolidated Statement of Operations location: Net realized gain (loss) on futures and swaps.

4.	Consolidated Statement of Operations location: Net Change in unrealized appreciation (depreciation) on futures and swaps.

The derivative instruments outstanding as of August 31, 2019 as disclosed in the Consolidated Schedule of Investments and the amounts of realized gain (loss) and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2019

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS AND LIABILITIES

The Fund’s policy is to recognize a net asset or liability equal to the unrealized gain/ (loss) for futures and gross asset or liability equal to unrealized gain/(loss) for swaps contracts. During the year ended August 31, 2019, the Fund is subject to a master netting arrangement for the swaps. The following table shows additional information regarding the offsetting of assets and liabilities at August 31, 2019.

Assets:		Gross Amounts	Net Amounts of	Gross Amounts Not Offset in the
		Offset in the	Assets Presented in	Consolidated Statement of Assets &
		Consolidated	the Consolidated	Liabilities
	Gross Amounts of	Statement of Assets	Statement of Assets &	Financial	Cash Collateral
	Recognized Assets	& Liabilities	Liabilities	Instruments	Received (1)	Net Amount
Swaps Contracts - OTC	$483,036	$—	$483,036	$(4,218)	$—	$478,818
Futures Contracts	$173,810	$(63,317)	$110,493	$—	$—	$110,493
Total	$656,846	$(63,317)	$593,529	$(4,218)	$—	$589,311

Liabilities:		Gross Amounts	Net Amounts of	Gross Amounts Not Offset in the
		Offset in the	Liabilities Presented	Consolidated Statement of Assets &
	Gross Amounts of	Consolidated	in the Consolidated	Liabilities
	Recognized	Statement of Assets	Statement of Assets &	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Liabilities	Instruments	Pledged (1)	Net Amount
Swaps Contracts - OTC	$(4,218)	$—	$(4,218)	$4,218	$—	$—
Futures Contracts	$(63,317)	$63,317	$—	$—	$—	$—
Total	$(67,535)	$63,317	$(4,218)	$4,218	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include any additional collateral pledged.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes including futures and swaps, and its respective gross unrealized appreciation and depreciation at August 31, 2019, were as follows:

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$50,119,166	$26,668,022	$(25,659,303)	$1,008,719

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2019	August 31, 2018
Ordinary Income	$323,945	$4,020,076
Long-Term Capital Gain	1,114,524	979,950
Return of Capital	—	—
	$1,438,469	$5,000,026

As of August 31, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$864,999	$—	$—	$(85,035)	$(60,130)	$1,008,719	$1,728,553

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2019

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the mark-to-market on open futures and swap contracts and adjustments for the wholly owned subsidiary.

At August 31, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$—	$85,035	$85,035

Permanent book and tax differences, primarily attributable to the tax adjustments for the wholly owned subsidiary, resulted in reclassifications for the Fund for the year ended August 31, 2019 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$115,470	$(115,470)

7.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisors Preferred, LLC (“Advisor”), serves as investment advisor to the Fund.

Investment Advisory Agreement: The Fund has entered into an investment advisory agreement with the Advisor. The Advisor receives a fee, computed daily and payable monthly and applied to the Fund’s average daily net assets at an annual rate of 1.00%. In addition, the Advisor has entered into a sub-advisory agreement with Hundredfold Advisors, LLC (“Sub-Advisor”) whereby the Sub-Advisor will direct investment activities of the Fund. The Sub-Advisor is paid by the Advisor and not the Fund. For the year ended August 31, 2019, the Fund paid $549,262 in advisory fees.

Fund Services Agreement: The Fund has entered into a Fund Services Agreement (the “Agreement”) with Gemini Fund Services (“GFS”). The Fund shall pay to GFS 45 basis points (0.45%) on assets up to $100 million, 40 basis points (0.40%) on assets $100 million to $250 million, 35 basis points (0.35%) on assets from $250 million to $500 million and 30 basis points (0.30%) on assets greater than $500 million. Basis point fees will be calculated based upon the average net assets of the Fund for the previous month. For the year ended August 31, 2019, the Fund incurred $247,168 in fees.

The fees cover operational services such as fund administration, fund accounting and transfer agency services to the Fund as well as other operating expenses. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, an account maintenance fee of 0.25% as compensation for sales, promotional activities and services, and a distribution fee at the rate of 0.75% on an annualized basis of the average net assets are attributable to Service Class Shares of the Fund. The fees are paid to Ceros Financial Services Inc. (the “Distributor” or “Ceros”) an affiliate of the Advisor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and-or maintenance of Service Class accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended August 31, 2019, the Fund incurred $412,591 in fees. During the year ended August 31, 2019, Ceros, a registered broker/dealer, executed trades on behalf of the Fund and received $18,575 in trade commissions.

The Board has adopted a Shareholder Servicing Plan (the “Servicing Plan”) with respect to the Investor Class of the Fund. The Servicing Plan provides that a monthly service fee is calculated by the Fund at an annual rate of up to 0.10% of its average daily net assets of the Investor Class and is paid to Ceros to provide compensation for ongoing shareholder servicing and distribution-related activities or service and/or maintenance accounts, not otherwise required to be provided by the Advisor. Ceros is an affiliate of the Advisor. For the year ended August 31, 2019, the Fund incurred $13,667 in fees.

Spectrum Financial Inc., an affiliate of Hundredfold, may provide services to the Fund and receive an annualized fee of 0.25% based on the average daily net assets of the Fund attributable to clients of Spectrum Financial, Inc. who are shareholders of the Fund.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2019

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. GFS is responsible for these fees.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and NLCS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. GFS is responsible for these fees.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently seeks to achieve its investment objectives by investing its assets in underlying Funds. As of August 31, 2019, the percentage of the Fund’s net assets invested in the Fidelity Investments Money Market Funds - Government Portfolio and the First American Government Obligations Fund - Money Market Portfolio was 32.45% and 32.45%, respectively (the “Securities”). The Fund may sell its investments in this Securities at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of these investments. The annual report of the Securities, along with the report of the independent registered public accounting firm is included in the respective Securities’ N-CSRs’ available at “www.sec.gov”.

9.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13-Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adopted with these financial statements.

10.	REORGANIZATION

The Hundredfold Select Alternative Fund (an “Existing Fund”) was reorganized on August 9, 2019, from a series of Northern Lights Fund Trust II, a Delaware statutory trust, to a series of Advisors Preferred Trust (a “Survivor Fund”), also a Delaware statutory trust. As a series of Advisors Preferred Trust, the Fund is a continuation of the identically-named predecessor fund managed by Advisors Preferred, LLC that was a series of Northern Lights Fund Trust II. The Existing Fund and its corresponding Survivor Fund will have the same investment objective, principal investment strategies and portfolio manager. On the date of the Reorganization, shareholders who own shares of the Existing Fund received identical shares of the corresponding Survivor Fund. The net assets, shares, and unrealized gain/loss on investments on the date of the reorganization were $55,551,419, 2,521,891, $425,006, respectively.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Hundredfold Select Alternative Fund and
Board of Trustees of Advisors Preferred Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Hundredfold Select Alternative Fund (the “Fund”), a series of Advisors Preferred Trust, as of August 31, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the consolidated financial highlights and financial highlights, as applicable, for each respective year in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights and financial highlights, as applicable, for each respective year in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Advisors Preferred, LLC since 2012.

COHEN & COMPANY, LTD.

Chicago, IL

October 30, 2019

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Hundredfold Select Alternative Fund
EXPENSE EXAMPLE (Unaudited)
August 31, 2019

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period March 1, 2019 – August 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses
	Expense	Account Value	Account Value	Paid During
	Ratio	March 1, 2019	August 31, 2019	Period (1)
Service Class
Based on actual fund return	2.45%	$1,000.00	$1,012.50	$12.43
Based on hypothetical 5% return	2.45%	1,000.00	1,012.85	12.43
Investor Class
Based on actual fund return	1.55%	1,000.00	1,017.30	7.88
Based on hypothetical 5% return	1.55%	1,000.00	1,017.39	7.88

(1)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by the number of days in the fiscal year (365).

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)
August 31, 2019

Approval of the Investment Advisory and Sub-Advisory Agreements and the Subsidiary Agreements for Hundredfold Select Alternative Fund

At an in person meeting held on March 28, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved an investment advisory agreement (the “Advisory Agreement”) between Advisors Preferred, LLC (the “Adviser”) and the Trust on behalf of Hundredfold Select Alternative Fund (the “Fund” or “HSA Fund”) and a Sub-Advisory Agreement between the Adviser and Hundredfold Advisers, LLC (“Hundredfold” or the “Sub-Adviser”) with respect to the HSA Fund. The Independent Trustees, each of whom will also serve as a Director of the Hundredfold Select Alternative Fund Limited, a wholly owned foreign subsidiary of the Fund, approved an investment advisory agreement between Hundredfold Select Alternative Fund Limited and the Adviser (“Subsidiary Advisory Agreement”) as well as a sub-advisory agreement (“Subsidiary Sub-Advisory Agreement”) between the Adviser and Hundredfold with respect to the Hundredfold Select Alternative Fund Limited. The Fund level agreements and subsidiary agreements are referred to collectively for convenience and references to the Fund include the subsidiary as the context indicates. The Trustees’ and Directors’ deliberations are presented as collective deliberations as they were conducted concurrently and refences to the Board also include the Directors.

In connection with the Board’s consideration of the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: (a) a description of the investment management personnel of the Adviser and Sub-Adviser; (b) the Adviser’s and Sub-Adviser’s operations and the Adviser’s financial condition; (c) the Adviser’s proposed brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees proposed to be charged compared with the fees charged to comparable mutual funds or accounts; (e) each Fund’s anticipated level of profitability from the Adviser’s and Sub-Adviser’s fund-related operations; (g) the Adviser’s and Sub-Adviser’s compliance policies and procedures; and (h) information regarding the performance of each Fund as compared to their respective benchmarks and Morningstar categories. The Board’s deliberations are presented contemporaneously given the overlapping considerations, paralleled issues and conclusions drawn by the Board.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services provided, the Board reviewed the Adviser’s Form ADV, a description of the manner in which investment decisions will be made for the Fund by the sub-adviser, a description of the services provided by the Adviser and those services provided by the sub-adviser and executed by the Adviser, the experience of professional personnel performing services for the Fund, including the team of individuals that primarily monitor and execute the investment and administration process, and a certification from the Adviser certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that the Adviser had adopted procedures reasonably necessary to prevent Access Persons from violating such Code of Ethics. The Trustees had previously reviewed the Adviser with respect to its quality of work and abilities as the Adviser to existing funds within the Trust, as well as its oversight of sub-advisers. In part, in light of the fact that Advisors Preferred, LLC is the current adviser to the HSA Fund, the Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties to the New Fund.

With respect to the nature, extent and quality of services provided, the Trustees reviewed Hundredfold’s Form ADV, a description of the manner in which investment decisions will be made for the New Fund by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by the Sub-Adviser and executed by the Adviser, a review of the experience of professional personnel performing services for the HAS Fund, including the team of individuals that primarily monitor and execute the investment and administration process, and a certification from the Sub-Adviser certifying they have adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
August 31, 2019

that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that the Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating such Codes of Ethics.

With respect to the Sub-Adviser, the Trustees considered that the Sub-Adviser will be primarily responsible for the New Fund’s investment management. The Board considered the Sub-Adviser’s skills and experience relating to the Fund and its portfolio management and research techniques. The Board also considered that the Sub-Adviser’s compliance policies and procedures appear to be operating effectively, and that the level of communication between the Adviser and Sub-Adviser appeared to be effective. The Board concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Sub-Adviser to the HAS Fund was satisfactory and reliable.

Performance. The Trustees reviewed the HSA Fund’s performance for the one-year, three-year, five-year and ten-year periods. They noted the Fund lagged Bloomberg Barclays Aggregate Bond Index for the one-year period, while it outperformed the Index for the three-year, five-year and ten-year periods. It further noted the Fund had outperformed the S&P 500 Total Return Index for the one-year period, while lagging the Index for other periods. Regarding its Morningstar Tactical Allocation category, the Fund outperformed for all periods. The Board noted that based on the experience of the portfolio manager and performance of the HSA Fund, it would appear that the Adviser and Sub-Adviser should provide satisfactory performance for the New Fund and its shareholders.

Fees and Expenses. As to the costs of the services to be provided by the Adviser and Sub-Adviser the Board reviewed and discussed the HSA Fund’s advisory fee and total operating expenses (which were estimated to remain the same for the HAS Fund of the Trust) compared to its peer group and Morningstar category as presented in the Meeting Materials. The Trustees noted that the advisory fee of 1.00% was below the Tactical Allocation, Morningstar category average management fee. The Board then reviewed the estimated New Fund expense ratio of 2.00% for the Service Class, and 2.90% for the Investor Class. In both classes, the ratios were higher than the average of the Morningstar category, but within the range of fees for similar classes. The Board concluded that the advisory fee to be charged by the Adviser for the New Fund was not unreasonable.

Profitability. The Board reviewed the levels of profits to the Adviser from the HSA Fund, and noted the Adviser operated at a modest 9% profit for the 12 months ended July 31, 2018 and a 6% profit for the five months ended December 31, 2018. After review and discussion, the Board concluded that, based on the assumption that services provided, revenue and costs of advising the New Fund would be substantially similar to those of the HAS Fund, the anticipated level of profit from the Adviser’s relationship with the Fund was not excessive.

With respect to the Sub-Adviser’s profitability, the Trustees reviewed the pro-forma profitability of Hundredfold from sub-advising the existing HSA Fund. The Trustees noted that at assets of $55 million, and assuming almost all sub-adviser services are provided at no cost, the Sub-Adviser pro-forma profits were high, prior to giving consideration to a percentage of these profits going to charities. The Trustees next considered that the pro-forma profitability of Hundredfold would be reasonable if direct and overhead expenses were imputed to cover costs of portfolio management and support services, prior to giving consideration to a percentage of these profits going to charities. The Board did note, however, that Spectrum Financial did receive a shareholder servicing fee from the HSA Fund and will receive such a fee for providing services to clients that are invested in the Fund. After considering the non-conventional ways of measuring Sub-Adviser profits, and that services had been donated to Hundredfold to help further its charitable purpose, the Trustees found the anticipated level of profit from the Sub-Adviser’s relationship with the New Fund was not excessive.

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
August 31, 2019

Economies of Scale. As to the extent to which the New Fund will realize economies of scale the Adviser views $300 to $500 million to be the minimum asset level at which economies of scale might be achieved. The Board discussed the Adviser’s expectations for growth of the New Fund, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. Counsel assisted the Board throughout the Advisory Agreement and Sub-Advisory review process, Board members relied upon the advice of independent counsel, and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and Subsidiary Advisory Agreement; and Sub-Advisor Agreement and Subsidiary Sub-Advisory Agreement (collectively, the “Advisory Agreements”) as appropriate, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the HSA Fund, for each Advisory Agreement, separately that (a) the terms of the Advisory Agreements are reasonable; (b) the advisory fee was not unreasonable; and (c) the Advisory Agreement is in the best interests of the HSA Fund and its shareholders. In considering the approval of each Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of each Advisory Agreement was in the best interests of the New Fund and its respective shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Advisory Agreement.

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)
August 31, 2019

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
Charles R. Ranson Born: 1947	Trustee	Indefinite, since November 2012	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures), (since 2003); Partner, GR Group (business consulting firm (since 2012)	16	Northern Lights Fund Trust IV (since July 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, since November 2012	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), (since January 2011)	16	Centerstone Investors Trust (since 2016)
David Feldman Born: 1963	Trustee	Indefinite, Since September 2017	Independent Consultant (since January 2015); Head of Intermediary Sales, Baron Capital Inc., (February 2010 to December 2014)	16	None

[1]	Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust, 80 Arkay Dr., Hauppauge, NY 11788.

[2]	The “Fund Complex” consists of the series of the Trust.

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
August 31, 2019

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address [1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
Catherine Ayers-Rigsby Born: 1948	Trustee, Chairman, President	Indefinite; since November 2012	President, Advisors Preferred, LLC (since June 2011; President and CEO, Ceros Financial Services, Inc., (since August 2009); President, Atcap Partners, LLC (since July 2011)	16	None
Brian S. Humphrey Born: 1972	Trustee	Indefinite; since November 2012	Director of Sales and Marketing, Ceros Financial Services, Inc., (since January 2011)	17	None
Christine Casares Born: 1975	Treasurer	Indefinite; Since May 2019	Vice President, Tax Administration, Gemini Fund Services, LLC (since February 2016); Assistant Vice President, Tax Administration (January 2014 – January 2016)	N/A	N/A
R. Michael Fox Born 1950	Chief Compliance Officer	Indefinite; since December 2016	CCO and CFO of Advisors Preferred, LLC (since January 2013); CCO & CFO Atcap Partners, LLC (since April 2013); CFO and CRO of Ceros Financial Services, Inc. (since February 2012); CCO of Foothill Securities, Inc. (November– December 2016); and CCO and CFO Grail Securities, LLC (August 2016–February 2017)	N/A	N/A
Richard Malinowski Born: 1983	Secretary	Indefinite; since November 2012	Senior Vice President, Legal Administration, Ultimus Fund Solutions, LLC (February 2017- January 2019); Vice President and Counsel (April 2016–2017): and AVP and Staff Attorney (September 2012 – March.2016)	N/A	N/A

[1]	Unless otherwise specified, the address of each Trustee and officer is c/o Advisors Preferred Trust, 80 Arkay Dr., Hauppauge, NY 11788.

[2]	The “Fund Complex” consists of the series of the Trust.

PRIVACY NOTICE

Rev. May 2014

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-862-9686

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how each Fund’s voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-582-8006 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-582-8006.

INVESTMENT ADVISOR
Advisors Preferred, LLC
1445 Research Boulevard, #530
Rockville, MD 20850

SUB-ADVISOR
Hundredfold Advisors, LLC
272 Bendix Road, Suite 600
Virginia Beach, VA 23452

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Felix Rivera is the audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rivera is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $15,500

2018 - $18,000

(b)	Audit-Related Fees

2019 – None

2018 - None

(c)	Tax Fees

2019 - $3,100

2018 - $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 – None

2018 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019 2018

Audit-Related Fees:            100% 100%

Tax Fees:          100% 100%

All Other Fees:          100% 100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $3,100

2018 - $3,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 11/8/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 11/8/19

By (Signature and Title)

/s/ Christine Casares

Christine Casares, Treasurer/Principal Financial Officer

Date 11/8/19